      As filed with the Securities and Exchange Commission on July 19, 1996
                                                   Registration No. 333-
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                MACROMEDIA, INC.
             (Exact name of registrant as specified in its charter)

                      DELAWARE                        94-3155026
           (State or other jurisdiction of         (I.R.S. employer
           incorporation or organization)         identification no.)

                         600 TOWNSEND STREET, SUITE 310W
                         SAN FRANCISCO, CALIFORNIA 94103
          (Address of principal executive offices, including zip code)

                           1992 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                                 RICHARD B. WOOD
       VICE PRESIDENT OF OPERATIONS, CHIEF FINANCIAL OFFICER AND SECRETARY
                         600 TOWNSEND STREET, SUITE 310W
                         SAN FRANCISCO, CALIFORNIA 94103
                                 (415) 252-2000
 (Name, address and telephone number, including area code, of agent for service)

                                   COPIES TO:

                           Danielle C. Cullinane, Esq.
                                 Fenwick & West
                              Two Palo Alto Square
                           Palo Alto, California 94306

                         CALCULATION OF REGISTRATION FEE

- ----------------------------- -------------------- ---------------------- ---------------------- --------------------
                                    Amount           Proposed Maximum       Proposed Maximum
  Title of Securities to be          to be          Offering Price Per     Aggregate Offering         Amount of
         Registered               Registered               Share                  Price           Registration Fee
- ----------------------------- -------------------- ---------------------- ---------------------- --------------------

 Common Stock, $0.001 par
   value per share.......         1,800,000(1)          $15.5(2)             $27,900,000(2)           $9,621.00
- ---------------------------------------------------------------------------------------------------------------------

         (1) Additional shares available for grant and not subject to outstanding options as of June 30, 1996 under the Registrant's 1992 Equity Incentive Plan.

         (2) Estimated as of July 16, 1996 pursuant to Rule 457(c) solely for the purpose of calculating the amount of the registration fee.

===============================================================================

         This registration statement pertains to additional securities of the same class as other securities for which a registration statement filed on Form S-8 relating to an employee benefit plan is effective. The contents of the Registrant's Form S-8 (File No. 33-96188) filed with the Commission on August 25, 1995 are incorporated herein by reference.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following document filed with the Securities and Exchange Commission (the "Commission") is incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 filed on June 27, 1996 pursuant to
                  Section 13(a) of the Securities Exchange Act of 1934, as amended, which Annual Report contains audited financial statements for the fiscal year ended March 31, 1996.

         (b) The description of the Registrant's Common Stock contained in the Registrant's registration statement on Form 8-A filed on October 22, 1993 under Section 12(g) of the Exchange Act, as amended on the Registrant's Form 8-A/A filed on October 5, 1995, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 8.       EXHIBITS.

               4.01 Registrant's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 4.01 to the Registrant's registration statement on Form S-8 (File No. 33-89092 filed with the Commission on February 3, 1995).

               4.02 Certificate of Amendment of Registrant's Restated Certificate of Incorporation (incorporated herein by reference to the Registrant's registration statement on Form 8-A/A filed with the Commission on October 5,
                           1995).

               4.03 Registrant's Bylaws, as amended (incorporated herein by reference to Exhibit 3.02 to the Registrant's Registration Statement on Form S-1 (File No. 33-70624) declared effective by the Commission on December 10, 1993 (the "Form S-1")).

               4.04 Amendment to Registrant's Bylaws effective October 15, 1993 (incorporated herein by reference to Exhibit
                           3.03 to the Form S-1).

               4.05 Registrant's 1992 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.04 to the Registrant's Annual Report on Form 10-K for the year ended March 31, 1996 filed on June 27, 1996).

               5.01        Opinion of Fenwick & West LLP.

              23.01        Consent of Fenwick & West LLP (included in Exhibit
                           5.01).

              23.02 Consent of KPMG Peat Marwick LLP, independent auditors.

              23.03        Consent of Arthur Andersen LLP, independent auditors.

              24.01        Power of Attorney (see page 4).

                           [The remainder of this page has been intentionally left blank.]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 18th day of July, 1996.

                                MACROMEDIA, INC.

                                By:  /s/ Richard B. Wood
                                    --------------------------------------------
                                    Richard B. Wood
                                    Vice President of Operations,
                                    Chief Financial Officer
                                    and Secretary

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each individual and corporation whose signature appears below constitutes and appoints John C. Colligan and Richard B. Wood, and each of them, his or its true and lawful attorneys-in-fact and agents with full power of substitution, for him or it and in his or its name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             Signature                                        Title                                    Date
             ---------                                        -----                                    ----

PRINCIPAL EXECUTIVE OFFICER:


/s/  John C. Colligan
- --------------------------------------               Chairman, President and Chief               July 18, 1996
John C. Colligan                                     Executive Officer

PRINCIPAL FINANCIAL OFFICER
  AND ACCOUNTING OFFICER:


/s/ Richard B. Wood
- --------------------------------------               Vice President of Operations,               July 18, 1996
Richard B. Wood                                      Chief Financial Officer and Secretary

ADDITIONAL DIRECTORS:

/s/ Kevin F. Crowder
- --------------------------------------               Director                                    July 18, 1996
Kevin F. Crowder

/s/ L. John Doerr
- --------------------------------------               Director                                    July 18, 1996
L. John Doerr

- --------------------------------------               Director                                    July __, 1996
James R. Von Ehr II

- --------------------------------------               Director                                    July __, 1996
C. Richard Kramlich

/s/John C. Laing
- --------------------------------------               Director                                    July 18, 1996
John C. Laing

/s/ Donald L. Lucas
- --------------------------------------               Director                                    July 18, 1996
Donald L. Lucas

/s/ William B. Welty
- --------------------------------------               Director                                    July 18, 1996
William B. Welty

                                  EXHIBIT INDEX

           Exhibit No.                                     Description                                 Page

               4.01 Registrant's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 4.01 to the Registrant's registration statement on Form S-8 (File No.
                                   33-89092 filed with the Commission on
                                   February 3, 1995).

               4.02                Certificate of Amendment of Registrant's
                                   Restated Certificate of Incorporation
                                   (incorporated herein by reference to the Registrant's registration statement on Form
                                   8-A/A filed with the Commission on October 5,
                                   1995).

               4.03 Registrant's Bylaws, as amended (incorporated herein by reference to Exhibit 3.02 to the Registrant's Registration Statement on Form
                                   S-1 (File No. 33-70624) declared effective by the Commission on December 10, 1993 (the
                                   "Form S-1")).

               4.04                Amendment to Registrant's Bylaws effective
                                   October 15, 1993 (incorporated herein by reference to Exhibit 3.03 to the Form S-1).

               4.05 Registrant's 1992 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.04 to the Registrant's Annual
                                   Report on Form 10-K for the year ended March
                                   31, 1996 filed on June 27, 1996).

               5.01                Opinion of Fenwick & West LLP.

              23.01                Consent of Fenwick & West LLP (included in
                                   Exhibit 5.01).

              23.02 Consent of KPMG Peat Marwick LLP, independent auditors.

              23.03 Consent of Arthur Andersen LLP, independent auditors.

              24.01                Power of Attorney (see page 4).